SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
December 5, 2006

Date of Report (Date of earliest event reported)
Factory Card & Party Outlet Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-21859	36-3652087

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2727 Diehl Road, Naperville, Illinois 60563

(Address of principal executive offices) (Zip Code)
(630) 579-2000

(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.
     On December 5, 2006, Factory Card Outlet of America Ltd. (“Factory Card”) entered into a Second Lease Amendment (the “Second Amendment”) with CJF1 LLC with respect to Factory Card’s headquarters and distribution center located at 2727 Diehl Road, Naperville, Illinois. The Second Amendment extends the terms of the lease through December 31, 2018. The monthly base rent, commencing on January 1, 2007, is as follows:

Period	Annual Base Rent	Monthly Base Rent

January 1, 2007 — February 28, 2008	$2,355,835.08	$196,319.59

March 1, 2008 — December 31, 2008	$2,021,174.37	$168,431.20

January 1, 2009 — December 31, 2009	$2,061,597.86	$171,799.82

January 1, 2010 — December 31, 2010	$2,102,829.81	$175,235.82

January 1, 2011 — December 31, 2011	$2,144,886.41	$178,740.53

January 1, 2012 — December 31, 2012	$2,187,784.14	$182,315.34

January 1, 2013 — December 31, 2013	$2,231,539.82	$185,961.65

January 1, 2014 — December 31, 2014	$2,276,170.62	$189,680.88

January 1, 2015 — December 31, 2015	$2,321,694.03	$193,474.50

January 1, 2016 — December 31, 2016	$2,368,127.91	$197,343.99

January 1, 2017 — December 31, 2017	$2,415,490.47	$201,290.87

January 1, 2018 — December 31, 2018	$2,463,800.28	$205,316.69

     However, so long as there is no uncured event of default by Factory Card under the terms and conditions of the lease as of the date any monthly installment base rent would otherwise be due and owing during an abatement period, Factory Card is entitled to the following base rent abatements: (i) a partial abatement of base rent, in the amount of $31,190.97, for the months of January, February, March, April, May, June, September, October, November and December of calendar year 2007; (ii) a partial abatement of base rent, in the amount of $27,888.39, for the months of January and February of calendar year 2008; (iii) a total abatement of base rent for the months of July and August of calendar year 2007; and (iv) a total abatement of base rent for the months of January and February of calendar years 2009, 2010 and 2011.
     The Second Amendment also contains certain provisions relating to tenant improvements and optional building expansion and the obligations of the parties relating thereto.
     The foregoing is a summary of certain terms of the Second Amendment. A copy of each of the Industrial Building Lease dated October 28, 1996 between CenterPoint Realty Services Corporation and Factory Card (the “Original Lease”), the Lease Amendment dated as of January 31, 1998 by and between CenterPoint Realty Services Corporation and Factory Card (the “First Amendment”) and the Second Amendment is attached hereto as Exhibit 99.1, 99.2 and 99.3, respectively. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Original Lease, the First Amendment and the Second Amendment.
Item 9.01     Financial Statements and Exhibits.
99.1	Industrial Building Lease dated October 28, 1996 between CenterPoint Realty Services Corporation and Factory Card Outlet of America Ltd.
99.2	Lease Amendment dated as of January 31, 1998 by and between CenterPoint Realty Services Corporation and Factory Card Outlet of America Ltd.
99.3	Second Lease Amendment dated as of November 30, 2006 by and between CJF1 LLC and Factory Card Outlet of America Ltd.
SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACTORY CARD & PARTY OUTLET CORP.
/s/ Gary W. Rada
Gary W. Rada
Dated: December 5, 2006	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Industrial Building Lease dated October 28, 1996 between CenterPoint Realty Services Corporation and Factory Card Outlet of America Ltd.

99.2	Lease Amendment dated as of January 31, 1998 by and between CenterPoint Realty Services Corporation and Factory Card Outlet of America Ltd.

99.3	Second Lease Amendment dated as of November 30, 2006 by and between CJF1 LLC and Factory Card Outlet of America Ltd.